UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2023
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NUVASIVE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
12101 Airport Way, Broomfield, Colorado 80021
(Address of principal executive offices) (Zip Code)
(800) 455-1476
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NUVA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 9, 2023, NuVasive, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s definitive proxy statement for the Annual Meeting was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 8, 2023 (the “Proxy Statement”) and describes in detail each of the four proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting. The final results for the votes cast with respect to each Proposal are set forth below.
As of April 25, 2023, the record date of the Annual Meeting, there were 52,348,998 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 46,950,651 shares of the Company’s common stock were represented in person or by proxy.
Proposal 1: The stockholders elected each of J. Christopher Barry, Leslie V. Norwalk, Esq., and Amy Belt Raimundo, as a Class I director to hold office until the 2026 Annual Meeting of Stockholders, and in each case until their respective successors are duly elected and qualified, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
J. Christopher Barry	44,341,423	260,844	20,156	2,328,228
Leslie V. Norwalk, Esq.	39,862,974	4,744,105	15,344	2,328,228
Amy Belt Raimundo	41,093,099	3,514,094	15,230	2,328,228
Proposal 2: The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the following votes:

Votes For	Votes Against	Abstentions
46,179,618	756,018	15,015
Proposal 3: The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2022, as disclosed in the Company’s Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,280,243	21,316,819	25,361	2,328,228
Proposal 4: The stockholders approved holding the non-binding advisory vote on the compensation of the Company’s named executive officers on an annual basis. The number of votes cast for 1 year, 2 years, 3 years, and the number of abstentions and broker non-votes were as follows:

1 Year	2 Years	3 years	Abstentions	Broker Non-Votes
42,738,606	7,311	1,832,736	43,770	2,328,228
No other items were presented for stockholder approval at the Annual Meeting.
In light of the results of the stockholder vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation annually until the next required vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: June 9, 2023	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Executive Vice President and Chief Financial Officer